MFAM SMALL-CAP GROWTH ETF

SCHEDULE OF INVESTMENTS
MAY 31, 2020 (UNAUDITED)

	NUMBER OF
	SHARES	VALUE
Common Stocks — 96.0%
Aerospace & Defense — 3.0%
Axon Enterprise, Inc. (United States)(a)*	34,080	$2,588,717
Auto Components — 2.4%
Fox Factory Holding Corp. (United States)*	28,646	2,065,663
Biotechnology — 11.9%
ADMA Biologics, Inc. (United States)(a)*	655,377	2,156,190
Akcea Therapeutics, Inc. (United States)(a)*	64,108	955,209
Editas Medicine, Inc. (United States)(a)*	35,963	973,519
PTC Therapeutics, Inc. (United States)*	64,261	3,258,675
Ultragenyx Pharmaceutical, Inc. (United States)*	41,350	2,830,821
		10,174,414
Building Products — 2.1%
Trex Co, Inc. (United States)*	15,267	1,833,872
Electronic Equipment, Instruments & Components — 4.8%
NLight, Inc. (United States)(a)*	192,327	4,146,570
Equity Real Estate Investment Trusts (REITs) — 2.1%
STAG Industrial, Inc. (United States)	65,887	1,772,360
Health Care Equipment & Supplies — 16.2%
Antares Pharma, Inc. (United States)*	604,956	1,736,224
Globus Medical, Inc., Class A (United States)*	37,826	2,067,191
Heska Corp. (United States)*	32,615	2,867,837
iRhythm Technologies, Inc. (United States)*	33,023	4,105,089
Penumbra, Inc. (United States)*	18,228	3,142,872
		13,919,213
Health Care Providers & Services — 3.0%
HealthEquity, Inc. (United States)(a)*	40,956	2,538,043
Health Care Technology — 5.8%
Teladoc, Inc. (United States)(a)*	28,648	4,986,471
Insurance — 2.5%
Goosehead Insurance, Inc., Class A (United States)(a)*	35,572	2,132,541
Machinery — 4.0%
John Bean Technologies Corp. (United States)	17,856	1,466,870
Proto Labs, Inc. (United States)*	15,670	1,979,905
		3,446,775
Media — 4.9%
Cardlytics, Inc. (United States)*	61,927	4,216,609
Real Estate Management & Development — 6.3%
Howard Hughes Corp., (The) (United States)*	23,504	1,190,478
Jones Lang LaSalle, Inc. (United States)	29,319	3,002,266
Newmark Group, Inc., Class A (United States)	293,953	1,249,300
		5,442,044
Road & Rail — 2.4%
Landstar System, Inc. (United States)(a)	17,980	2,090,355
Software — 20.7%
Alarm.com Holdings, Inc. (United States)*	48,374	2,287,607
Everbridge, Inc. (United States)(a)*	33,566	4,909,363
Paylocity Holding Corp. (United States)*	35,854	4,661,199
Q2 Holdings, Inc. (United States)(a)*	35,464	2,930,036
Smartsheet, Inc., Class A (United States)*	52,749	3,041,507
		17,829,712
Trading Companies & Distributors — 3.9%
Watsco, Inc. (United States)(a)	18,848	3,353,248
Total Common Stocks (Cost $69,671,685)		82,536,607

Investments Purchased with Proceeds from Securities Lending Collateral — 24.7%
Mount Vernon Liquid Assets Portfolio, LLC 0.33%	21,251,660	21,251,660
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $21,251,660)		21,251,660

Short-Term Investments — 3.8%
U.S. Bank Money Market Deposit Account, 0.13% (United States)(b)	3,269,765	3,269,765
Total Short-Term Investments (Cost $3,269,765)		3,269,765

Total Investments (Cost $94,193,110) — 124.5%		107,058,032
Liabilities in Excess of Other Assets — (24.5)%		(21,115,306)
NET ASSETS — 100.0%
(Applicable to 3,100,000 shares outstanding)		$85,942,726

*	Non-income producing security.
(a)	All or a portion of the security is on loan. At May 31, 2020, the market value of securites on loan was $21,608,607.
(b)	Seven-day yield as of May 31, 2020.

MFAM SMALL-CAP GROWTH ETF
NOTES TO THE SCHEDULE OF INVESTMENTS
MAY 31, 2020
(UNAUDITED)

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

• Level 1 — Prices are determined using quoted prices in active markets for identical securities.

• Level 2 — Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 — Prices are determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2020, in valuing the Fund's investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
SMALL-CAP GROWTH FUND
Common Stocks	$82,536,607	$82,536,607	$-	$-	$-
Investments Purchased with Proceeds From Securities Lending Collateral	21,251,660	-	-	-	21,251,660
Short-Term Investments	3,269,765	3,269,765	-	-	-
Total Investments*	$107,058,032	$85,806,372	$-	$-	$21,251,660

* Please refer to Schedule of Investments for further details.
^ Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period.  A reconciliation of Level 3 investments is presented only if the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers in and out of each level is disclosed when the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended May 31, 2020, the Fund had no Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.